FEBRUARY 28, 2013

SEMIANNUAL REPORT

FIXED INCOME

Templeton Emerging Markets Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents

Semiannual Report

Templeton Emerging Markets Income Fund 1

Performance Summary 5

Important Notice to Shareholders 7

Financial Highlights and Statement of Investments 8

Financial Statements 16

Notes to Financial Statements 19

Annual Meeting of Shareholders 30

Dividend Reinvestment and Cash Purchase Plan 31

Shareholder Information................ 34

Semiannual Report

Templeton Emerging Markets Income Fund

Your Fund's Goals and Main Investments: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Portfolio Breakdown
Based on Total Net Assets as of 2/28/13

Foreign Government & Agency Securities
56.8%
Quasi-Sovereign & Corporate Bonds
34.7%
Credit-Linked Notes
0.2%
Short-Term Investments & Other Net Assets
8.3%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2013.

Performance Overview

For the six months under review, Templeton Emerging Markets Income Fund delivered cumulative total returns of +11.94% based on market price and +9.59% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +3.22% cumulative total return in U.S. dollar terms for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 5.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 9.

Semiannual Report | 1

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.

As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S. and a potential “hard landing” in China, financial markets generally rallied. Improving sentiment, relatively strong fundamentals and central banks’ continued provision of liquidity across the globe supported risk assets, leading equity markets to perform well and bond yields to generally increase. Policymakers in the largest developed economies continued their already unprecedented efforts to supply liquidity. Monetary policy actions elsewhere in the world were mixed, and some policymakers were less willing to reverse previous tightening efforts in response to the external environment.

The ongoing eurozone sovereign debt crisis led to periods of risk aversion, when yields declined, equity markets sold off and perceived safe haven assets rallied, alternating with periods of heightened risk appetite, when yields increased and investors again favored risk assets. Against this backdrop, increased liquidity creation continued. For example, the Bank of Japan raised its inflation target and the U.S. Federal Reserve Board extended quantitative easing and made more explicit use of forward guidance. Economic data among the largest economies remained inconsistent with some observers’ dire predictions of a severe global economic slowdown.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

The Fund purchased investment grade and sub-investment grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Spreads narrowed between yields on sovereign credits and assets often considered safer, such as U.S. Treasuries, during the period.

2 | Semiannual Report

*Holding is a negative percentage because of the Fund’s
holdings of currency forward contracts.

As financial markets began reflecting the underlying strength of emerging economies, many traditional emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a +3.22% total return during the period, as measured by the JPM EMBI Global.1 Overall, sovereign credit spreads narrowed 37 basis points (0.37 percentage points) during the period.2 Regionally, Latin American sovereign debt posted a +3.31% total return, Asian debt +1.65%, and central and eastern European debt +4.02%.2

As part of its investment strategy, the Fund used currency forward contracts to limit or add exposure to various currencies.

Latin America

Interest rate strategies and sovereign credit exposures in Latin America contributed to Fund performance. Economic growth in much of the region continued to be supported by domestic and external demand. The Brazilian central bank cut its policy rate, while Mexico and Chile held rates constant. The Brazilian real appreciated 2.63%, the Chilean peso advanced 1.53% and the Mexican peso rose 3.74% against the U.S. dollar during the period.3 Contributions from currency positions in the region were largely neutral.

Europe-Middle East-Africa (EMEA)

The Fund’s European currency and duration exposures were largely neutral with respect to performance, while sovereign credit exposures contributed. The euro appreciated 3.72% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.3 The Polish zloty appreciated 4.53% against the U.S. dollar, while the Serbian dinar appreciated 9.35%.3

Asia

Overall, the Fund’s exposure to Asian currencies contributed to performance, while interest rate strategies and sovereign credit exposures in the region were largely neutral. Malaysia’s central bank kept its policy rate constant while Australia, the Philippines and South Korea cut rates during the period. The currencies of these countries posted mixed performance against the U.S. dollar. During the period, the Australian dollar depreciated 0.94% while the Malaysian ringgit rose 1.10%, the Philippine peso gained 3.48% and the South Korean won strengthened 4.78% against the U.S. dollar.3

2. Source: J.P. Morgan. Regional returns are from subindexes of the JPM EMBI Global.

3. Source: IDC/Exshare.

Semiannual Report | 3

With interest rates in the U.S. and Japan at historically low levels, significant central bank balance sheet expansion, and unprecedented fiscal expenditures that drove record funding needs, we remained cautious regarding U.S. dollar interest rate risk over the medium term. Because of the potentially detrimental effect of a steepening or rising U.S. Treasury yield curve on the value of dollar-
denominated emerging market debt, we maintained net-negative exposure to the Japanese yen, through the use of currency forward contracts. Given the yen’s historical tendency to depreciate against the dollar as yield spreads widen between U.S. and Japanese government bonds, net-negative yen positioning has the potential to implicitly hedge against the interest rate risk of U.S. dollar-
denominated debt. This strategy positively affected Fund performance during the reporting period as the yen depreciated significantly against the dollar and
U.S. Treasury yields moved higher.

Thank you for your continued participation in Templeton Emerging Markets
Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 | Semiannual Report

Performance Summary as of 2/28/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The per-
formance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Semiannual Report | 5

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiver-sified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6 | Semiannual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. Under the Fund’s previously announced open-market share repurchase program, no specific amount of the Fund’s outstanding shares were authorized for repurchase.

The Board’s recent action provides greater flexibility by enabling the Fund to engage in open-market repurchases under a continuing authorization for up to 10% of the Fund’s outstanding shares, at the discretion of Fund management. Subject to the 10% limitation, the timing and amount of repurchases would continue to be at the discretion of the investment manager. In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibil-ity to rapidly commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. As with the current share repurchase program, the modified share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

Semiannual Report | 7

Templeton Emerging Markets Income Fund

Financial Highlights

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

8 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited)

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

10 | Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

Semiannual Report | 11

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

12 | Semiannual Report

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

Semiannual Report | 13

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of this GDP linked security.
bThe coupon rate shown represents the rate at period end.
cPrincipal amount is stated in 1,000 Brazilian Real Units.
dRedemption price at maturity is adjusted for inflation. See Note 1(h).
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28,
2013, the aggregate value of these securities was $391,480,702, representing 50.91% of net assets.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2013, the aggregate value of these securities was
$43,474,491, representing 5.65% of net assets.
gPrincipal amount is stated in 100 Mexican Peso Units.
hSecurity purchased on a delayed delivery basis. See Note 1(c).
iA supranational organization is an entity formed by two or more central governments through international treaties.
jSee Note 1(e) regarding loan participation notes.
kSee Note 1(f) regarding credit-linked notes.
lThe security is traded on a discount basis with no stated coupon rate.
mNon-income producing.
nSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At February 28, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Templeton Emerging Markets Income Fund

Statement of Investments, February 28, 2013 (unaudited) (continued)

At February 28, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Emerging Markets Income Fund

Financial Statements

Statement of Assets and Liabilities
February 28, 2013 (unaudited)

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2013 (unaudited)

Investment income:	
Interest (net of foreign taxes of $132,357)	$30,821,450
Expenses:	
Management fees (Note 3a)	3,235,288
Administrative fees (Note 3b)	574,130
Transfer agent fees	61,623
Custodian fees (Note 4)	160,594
Reports to shareholders	33,576
Registration and filing fees	22,210
Professional fees	29,188
Trustees' fees and expenses	30,873
Other	9,762
Total expenses	4,157,244
Expense reductions (Note 4)	(37)
Net expenses	4,157,207
Net investment income	26,664,243
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	18,102,829
Foreign currency transactions	11,533,037
Swap contracts	(119,642)
Net realized gain (loss)	29,516,224
Net change in unrealized appreciation (depreciation) on:	
Investments	14,757,049
Translation of other assets and liabilities denominated in foreign currencies	998,869
Change in deferred taxes on unrealized appreciation	(121,393)
Net change in unrealized appreciation (depreciation)	15,634,525
Net realized and unrealized gain (loss)	45,150,749
Net increase (decrease) in net assets resulting from operations	$71,814,992

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Emerging Markets Income Fund

Financial Statements (continued)

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over the counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

Semiannual Report | 19

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

20 | Semiannual Report

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At February 28, 2013, the Fund had OTC derivatives in a net liability position of $1,135,033 and the aggregate value of collateral pledged for such contracts was $1,220,000.

Semiannual Report | 21

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At February 28, 2013, the Fund held $3,179,623 in United Kingdom Treasury Bonds and Notes and United States Treasury Bonds and Notes as collateral for derivatives.

See Note 10 regarding other derivative information.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

22 | Semiannual Report

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

Semiannual Report | 23

Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012	
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	205,928	$3,381,324	159,418	$2,417,467

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2013, the Fund had repurchased a total of 610,500 shares. During the periods ended February 28, 2013 and August 31, 2012, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 28, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and notional principal contracts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2013, aggregated $53,429,219 and $70,809,557, respectively.

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 28, 2013, the Fund had 58.86% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended February 28, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended February 28, 2013, the average month end market value of derivatives represented 1.17% of average month end net assets. The average month end number of open derivative contracts for the period was 39.

See Note 1(d) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of February 28, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Emerging Markets Income Fund

Notes to Financial Statements (unaudited) (continued)

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Templeton Emerging Markets Income Fund

Annual Meeting of Shareholders, March 1, 2013 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2013. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013.

At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Frank A. Olson, Charles B. Johnson and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013. No other business was transacted at the meeting.

There were approximately 318,026 broker non-votes and 1,125 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013:

*Harris J. Ashton, Ann Torre Bates, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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Templeton Emerging Markets Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 358015, Pittsburgh, PA, 15252-8015, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) and sent to Computershare Shareowner Services, LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

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Templeton Emerging Markets Income Fund

Dividend Reinvestment and Cash Purchase Plan (continued)

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.cpushareownerservices.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

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Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
(800) 416-5585
www.cpushareownerservices.com

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates.

For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.cpushareownerservices.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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Templeton Emerging Markets Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2012. Additionally, the Fund expects to file, on or about April 29, 2013, such certifications with its Form N-CSRS for the six months ended February 28, 2013.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, executing votes, ballot reconciliation, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the Investment Company Act of 1940, as amended (1940 Act), the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. . The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-

by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains

disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no changes in the

Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer